EXHIBIT 32
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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of First Litchfield Financial Corporation (the "Company") on Form 10-QSB for the period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Joseph J. Greco, President and Chief Executive Officer of the Company, and Carroll A. Pereira, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph J. Greco                                  /s/ Carroll A. Pereira
---------------------                                ----------------------
Joseph J. Greco                                      Carroll A. Pereira
President and Chief Executive Officer                Principal Financial Officer
November 12, 2004                                    November 12, 2004

The foregoing  certificate  is furnished  solely for purposes of complying  with
Section 906 of the Sarbanes-Oxley Act of 2002 and for no other purpose whatsoever. Notwithstanding anything to the contrary set forth herein or in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate the Company's future filings, including this Report on Form 10-QSB, in whole or in part, this Certificate shall not be incorporated by reference into any such filings.


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